FORM 8-K
CURRENT REPORT

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Date of Report (Date of earliest event reported): July 1, 2003

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 South Grand Avenue, Suite 5100
Los Angeles, California 90071

(Address of principal executive offices)

(213) 687-7700

(Telephone number)

N/A

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.
Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 20.1

Item 2. Acquisition or Disposition of Assets.

     Effective July 1, 2003, the Registrant, through its wholly-owned subsidiary RSAC Management Corp., a California corporation (“RSAC”), acquired all of the outstanding securities of Precision Strip, Inc., an Ohio corporation (“Precision”), and its related entity, Precision Strip Transport, Inc., an Ohio corporation (“Transport”), including both voting and non-voting common stock. Prior to the closing, certain other entities, specifically Precision Strip Leasing, Inc., an Ohio corporation; Precision Strip Kenton, Inc., an Ohio corporation; Precision Strip Kenton, Ltd., an Ohio limited partnership; PSI Limited partnership, an Ohio limited partnership; and the assets and liabilities of John R. Eiting d/b/a J.E. Rentals, were combined with Precision either by merger or by transfers of assets and assumptions of liabilities. After the closing, all of the securities of Transport were contributed to Precision. Transport will be operated as a wholly-owned subsidiary of Precision, and Precision will be operated as a wholly-owned subsidiary of RSAC. (The combined entities are hereafter referred to as “Precision Strip”.) RSAC paid an aggregate purchase price of $220 million in cash to John R. Eiting, Marie Eiting, Patricia Eiting Chapa, Caroline M. Eiting, and Katherine A. Eiting, the shareholders of Precision Strip (collectively, “Sellers”), except that a portion of the purchase price will be retained in escrow for a certain period of time. RSAC also repaid approximately $26 million of debt of Precision Strip.

     Precision Strip operates a toll metals processing company headquartered in Minster, Ohio and with additional facilities in Kenton, Middletown, and Tipp City, Ohio; Anderson and Rockport, Indiana; Bowling Green, Kentucky; and Talladega, Alabama. Precision Strip had revenues of approximately $121.8 million for the fiscal year ended December 31, 2002. Precision Strip will continue to engage in the toll metals processing business at the same locations as prior to the acquisition.

     Prior to the closing, the Sellers and the officers and directors of Precision Strip were not affiliated with or related to the Registrant in any way. The purchase price was determined by negotiations between Registrant and RSAC, on the one hand, and the Sellers, on the other. To fund the purchase price and the repayment of debt, the Registrant and RSAC used proceeds from a private offering of senior secured notes and drew the balance from their syndicated bank revolving line of credit with nine banks, for which Bank of America N.A. is the lead lender. (See Item 5 below.)

Item 5. Other Events and Regulation FD Disclosure.

     On July 1, 2003, concurrently with the acquisition described in Item 2 above, the Registrant issued $135 million in senior secured notes to six insurance companies. The senior secured notes were issued in two series; Series L in the aggregate amount of $60 million will mature in 2011 and bear interest at the rate of 4.87% per annum and Series M in the aggregate amount of $75 million will mature in 2013 and bear interest at the rate of 5.35% per annum. Banc of America Securities acted as the placement agent. All of the Registrant’s material corporate subsidiaries guaranteed the Registrant’s obligations under the separate and several Note Purchase Agreements and the senior secured notes.

     Also concurrently with the acquisition, the Registrant and RSAC amended the Credit Agreement dated as of October 24, 2001 to provide, among other things, for the borrowers and all their guarantors to grant a security interest in certain personal property to the Lenders named

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therein. This amendment required a similar amendment to all outstanding Note Purchase Agreements from the Registrant’s prior issuances of senior notes. The Registrant and all of its material subsidiaries entered into a Security Agreement and pledged certain personal property as security for the Registrant’s debt under the senior notes, as well as the Credit Agreement. The Lenders under the Credit Agreement and the Purchasers under the separate and several Note Purchase Agreements entered into a Collateral Agency and Intercreditor Agreement, pursuant to which Bank of America N.A. will act as the Collateral Agent. The Registrant is not a party to the Collateral Agency and Intercreditor Agreement. The personal property pledged as collateral includes, but is not limited to, the outstanding securities of each of the Registrant’s material corporate subsidiaries, all of which is owned directly either by the Registrant or by RSAC. (American Steel L.L.C. (a 50.5% owned subsidiary of the Registrant) is not a guarantor under these agreements.) The security interest will terminate when the Registrant meets certain conditions, including a required leverage ratio.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired. No financial statements are being filed with this report. Financial statements required to be filed as exhibits to this report will be filed by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

     (b)  Pro Forma Financial Information. No pro forma financial information is being filed with this report. The pro forma financial information required to be filed as an exhibit to this report will be filed by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

     (c)  Exhibits.

2.1	Acquisition Agreement dated as of June 10, 2003 by and among the Registrant, RSAC Management Corp., Precision Strip, Inc., Precision Strip Transport, Inc., Precision Strip Kenton, Inc., Precision Strip Leasing, Inc., Precision Strip Kenton, Ltd., PSI Limited Partnership, John R. Eiting, individually and d/b/a J. E. Rentals, Marie Eiting, Patricia Eiting Chapa, Caroline M. Eiting and Katherine A. Eiting.

2.2	Form of Note Purchase Agreement dated as of July 1, 2003 by and between the Registrant and each of the Purchasers listed on the Schedule attached thereto.

10.1	Third Amendment to Credit Agreement dated as of July 1, 2003 by and among the Registrant, RSAC Management Corp., Bank of America, N.A. and the Lenders listed therein.

10.2	Amendment No. 2 to Note Purchase Agreements dated November 1, 1996 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

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10.3	Amendment No. 1 to Note Purchase Agreements dated September 15, 1997 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

10.4	Amendment No. 1 to Note Purchase Agreements dated October 15, 1998 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

10.5	Security Agreement dated as of July 1, 2003 by and among the Registrant, its material corporate subsidiaries, as listed on the signature page, Bank of America N.A. and the Lenders under the Credit Agreement and the Purchasers under the separate and several Note Purchase Agreements, all as listed on the signature pages attached thereto.

20.1	Press release dated July 2, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: July 15, 2003	By:	/s/ Karla McDowell

Karla McDowell Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

2.1	Acquisition Agreement dated as of June 10, 2003 by and among the Registrant, RSAC Management Corp., Precision Strip, Inc., Precision Strip Transport, Inc., Precision Strip Kenton, Inc., Precision Strip Leasing, Inc., Precision Strip Kenton, Ltd., PSI Limited Partnership, John R. Eiting, individually and d/b/a J. E. Rentals, Marie Eiting, Patricia Eiting Chapa, Caroline M. Eiting and Katherine A. Eiting.

2.2	Form of Note Purchase Agreement dated as of July 1, 2003 by and between the Registrant and each of the Purchasers listed on the Schedule attached thereto.

10.1	Third Amendment to Credit Agreement dated as of July 1, 2003 by and among the Registrant, RSAC Management Corp., Bank of America, N.A. and the Lenders listed therein.

10.2	Amendment No. 2 to Note Purchase Agreements dated November 1, 1996 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

10.3	Amendment No. 1 to Note Purchase Agreements dated September 15, 1997 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

10.4	Amendment No. 1 to Note Purchase Agreements dated October 15, 1998 by and between the Registrant and each of the Purchasers set forth on the Schedule attached thereto.

10.5	Security Agreement dated as of July 1, 2003 by and among the Registrant, its material corporate subsidiaries, as listed on the signature page, Bank of America N.A. and the Lenders under the Credit Agreement and the Purchasers under the separate and several Note Purchase Agreements, all as listed on the signature pages attached thereto.

20.1	Press release dated July 2, 2003

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